                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 30, 2003
                                                         ----------------

                     STRUCTURED ASSET SECURITIES CORPORATION
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)


    Delaware                       333-92140                      74-2440850
--------------------------------------------------------------------------------
 (State or other                  (Commission                   (IRS Employer
 jurisdiction of                  File Number)               Identification No.)
 incorporation)


             745 7th Avenue, 7th Floor
                New York, New York                               10019
--------------------------------------------------------------------------------
     (Address of principal executive offices)                 (Zip Code)



           Registrant's telephone, including area code: (212) 526-7000

                                    No Change
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)


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ITEM 5.  Other Events.

         The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-92140 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $540,748,100 in aggregate principal amount Class 1-A1, Class 1-A2, Class 2-A1, Class 2-A2, Class 3-A1, Class 3-A2, Class 4-A1, Class 4-A2, Class B1-I, Class B1-I-X, Class B2-I, Class B2-I-X, Class B1-II, Class B2-II, Class B3 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2003-2A on January 30, 2003. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated October 28, 2002, as supplemented by the Prospectus Supplement, dated January 29, 2003 (collectively, the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates (as defined below) were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of January 1, 2003, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer and JPMorgan Chase Bank, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class 1-A1, Class 1-A2, Class 2-A1, Class 2-A2, Class 3-A1, Class 3-A2, Class 4-A1, Class 4-A2, Class B1-I, Class B1-I-X, Class B2-I, Class B2-I-X, Class B1-II, Class B2-II, Class B3, Class B4, Class B5, Class B6, Class P-I, Class P-II and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of four pools of certain adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $550,384,754.73 as of January 1, 2003. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

ITEM 7.       Financial Statements; Pro Forma Information and Exhibits.

              (a) Not applicable.

              (b) Not applicable.

              (c) Exhibits:

                    1.1                        Terms Agreement, dated January 28, 2003, between Structured Asset
                                               Securities Corporation, as Depositor and Lehman Brothers Inc., as the
                                               Underwriter.

                    4.1                        Trust Agreement, dated as of January 1, 2003, among Structured Asset
                                               Securities Corporation, as Depositor,  Aurora Loan Services Inc., as
                                               Master Servicer and JPMorgan Chase Bank, as Trustee.

                    99.1                       Mortgage Loan Sale and Assignment Agreement, dated as of January 1,
                                               2003, between Lehman Brothers Bank, FSB, as Seller and Structured
                                               Asset Securities Corporation, as Purchaser.

                    99.2                       Servicing Agreement, dated as of January 1, 2003, between Lehman
                                               Brothers Bank, FSB and Aurora Loan Services Inc.

                    99.3                       Reconstituted Servicing Agreement, dated as of January 1, 2003, between Countrywide Home Loans, Inc. and Lehman Brothers Bank, FSB.


                    99.4                       Reconstituted Servicing Agreement, dated as of January 1, 2003, between Wells Fargo Home Mortgage, Inc. and Lehman Brothers Bank, FSB.

                    99.5                       Seller's Warranties and Servicing Agreement, dated as of December 1,
                                               2002, between Lehman Brothers Bank, FSB and Countrywide Home Loans,
                                               Inc.

                    99.6                       Seller's Warranties and Servicing Agreement, dated as of October 1,
                                               2002, between Lehman Brothers Bank, FSB and Wells Fargo Home
                                               Mortgage, Inc.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        STRUCTURED ASSET SECURITIES CORPORATION


                                        By: /s/ Michael C. Hitzmann
                                            --------------------------
                                        Name: Michael C. Hitzmann
                                        Title:   Vice President

Date:  February 14, 2003

                                  EXHIBIT INDEX



Exhibit No.                                         Description                                     Page No.
----------                                          -----------                                     -------

1.1                       Terms Agreement, dated January 28, 2003, between Structured Asset
                          Securities Corporation, as Depositor and Lehman Brothers Inc., as the
                          Underwriter.

4.1                       Trust Agreement, dated as of January 1, 2003, among Structured Asset
                          Securities Corporation, as Depositor,  Aurora Loan Services Inc., as
                          Master Servicer and JPMorgan Chase Bank, as Trustee.

99.1                      Mortgage Loan Sale and Assignment Agreement, dated as of January 1, 2003, between Lehman Brothers Bank, FSB, as Seller and Structured Asset
                          Securities Corporation, as Purchaser.

99.2                      Servicing Agreement, dated as of January 1, 2003, between Lehman Brothers
                          Bank, FSB and Aurora Loan Services Inc.

99.3                      Reconstituted Servicing Agreement, dated as of January 1, 2003, between
                          Countrywide Home Loans, Inc. and Lehman Brothers Bank, FSB.

99.4                      Reconstituted Servicing Agreement, dated as of January 1, 2003, between
                          Wells Fargo Home Mortgage, Inc. and Lehman Brothers Bank, FSB.

99.5                      Seller's Warranties and Servicing Agreement, dated as of December 1, 2002, between Lehman Brothers Bank, FSB and Countrywide Home Loans, Inc.

99.6 Seller's Warranties and Servicing Agreement, dated as of October 1, 2002, between Lehman Brothers Bank, FSB and Wells Fargo Home Mortgage, Inc.

